Earnings Call Presentation 2 nd Quarter 2015 July 30, 2015 Exhibit 99.2

2
Our disclosures in this presentation, including without limitation, those relating to future financial results guidance and the possible separation of our flooring business from our building products business, and in our other public documents and comments contain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act.  Those statements provide our future expectations or forecasts and can be identified by our use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe,"
"outlook," "target," "predict," "may," "will," "would," "could," "should," "seek," and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance or the separation of our businesses.  Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future.  As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements.  A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and
Analysis” sections of our reports on Forms 10-K and 10-Q filed with the SEC. Forward-looking statements speak only as of the date they are made.  We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law.
In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G.   A
reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor
Relations
page
of
our
website
at
www.armstrong.com.
The guidance in this presentation is only effective as of the date given, July 30, 2015, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance.
Safe Harbor Statement

All figures throughout the presentation are in $ millions unless otherwise noted.  Figures may not add due to rounding.
•
When reporting our financial results within this presentation, we make several adjustments.
Management uses the non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods.  As reported results will be footnoted throughout the presentation.
Basis of Presentation Explanation
•
We report in comparable dollars to remove the
effects of currency translation on the P&L.  The
budgeted exchange rate for 2015 is used for all
currency translations in 2015 and prior years.
Guidance is presented using the 2015 budgeted
exchange rate for the year.
•
We remove the impact of discrete expenses and
income.  Examples include plant closures,
restructuring actions, separation costs and other
large unusual items.  We also remove the non-
cash
impact
of
our
U.S.
Pension
Plan.
•
Taxes for normalized Net Income and EPS are
calculated using a constant 39% for 2015
guidance, and 2015 and 2014 results, which are
based on the expected full year historical tax
rate.
What Items Are Adjusted
Comparable
Dollars
Other
Adjustments
Net Sales
Yes
No
Gross Profit
Yes
Yes
SG&A
Expense
Yes
Yes
Equity Earnings
Yes
Yes
Operating
Income
Yes
Yes
Net Income
Yes
Yes
Cash Flow
No
No
Return on Capital
Yes
Yes
EBITDA
Yes
Yes

Key Metrics –
Second Quarter 2015
(1)
As
reported
Net
Sales:
$633
million
in
2015
and
$659
million
in
2014
(2)
As reported Operating Income: $63 million in 2015 and $64 million in 2014
(3)
As reported EPS: $0.53 in 2015 and $0.48 in 2014
(4)
Unadjusted
2015
2014
Variance
Net Sales
(1)
$649
$652
(0.4%)
Operating Income
(2)
82
73
13.1%
% of Sales
12.7%
11.2%
150 bps
EBITDA
112
104
7.7%
% of Sales
17.2%
15.9%
130 bps
Earnings Per Share
(3)
$0.81
$0.66
22.5%
Free Cash Flow
77
9
Favorable
Net Debt
823
963
(140)
ROIC
(4)
6.6%
8.4%
(180 bps)

Second Quarter 2015 vs. PY–
Adjusted EBITDA to Reported Net Income
2015
2014
V
EBITDA–
Adjusted
$112
$104
$8
Depreciation and Amortization
(30)
(31)
1
Operating
Income
–
Adjusted
$82
$73
$9
Non-cash Impact of U.S. Pension
6
-
6
Separation Expenses
5
-
5
Multilayered Wood Flooring Duty
4
-
4
Cost Reduction Initiatives
-
7
(7)
Impairment
-
1
(1)
Foreign Exchange Movements
4
1
3
Operating
Income
–
As
Reported
$63
$64
($1)
Interest/Other (Expense)
(8)
(13)
5
EBT
$55
$51
$4
Tax (Expense)
(25)
(24)
(1)
Net Income
$30
$27
$3

Second Quarter Sales and EBITDA by Segment –
2015 vs. Prior Year
3
3
(2)
4
4%
(8%)
1%
(10%)
(5%)
0%
5%
10%
(10)
(5)
-
5
10
Resilient Flooring
Wood Flooring
Building Products
Corporate
EBITDA Change (Left
-hand scale)
% Change in Sales (Right-hand scale)

•
On a comparable foreign exchange basis sales
increased slightly as favorable price and mix
performance offset volume declines predominantly in
EMEA markets
•
Reflects impact of prior price increases and continued
strong mix performance
•
Driven by lower volumes in EMEA and the Americas
•
Reflects the benefit of lower freight costs and
productivity in the Americas
•
Driven by inflation and higher marketing collateral
expense
Building Products Second Quarter Results
Volume declines and higher SG&A expenses pressure margins despite favorable price and mix performance
$205
$198
$77
$83
$36
$35
Q2 2015
Q2 2014
Net Sales
Americas
EMEA
Pacific Rim
$318
$316
Key Highlights
Q2 2014 Adjusted EBITDA
$      83M
Price & Mix
6
Volume
(5)
Manufacturing & Input Costs
1
SG&A
(3)
WAVE
(1)
Q2 2015 Adjusted EBITDA
$      81M

•
Sales increased driven by strong volume growth in the
Americas commercial business that was partially aided
by favorable market share shifts as a result of
competitive product availability issues and our service
proposition relative to competition
•
On a comparable foreign exchange basis sales in the
Pacific Rim increased slightly driven by growth in India
•
Driven by unfavorable price and mix performance in
residential flooring in the Americas
•
Volume growth driven by U.S. commercial
•
Reflects the benefit of favorable input costs
•
Higher SG&A expense to support go-to-market
initiatives
Resilient Second Quarter Results
Strong commercial volumes in the Americas and favorable input costs drive margin performance
$177
$172
$26
$24
Q2 2015
Q2 2014
Net Sales
Americas
Pacific Rim
$203
$196
Key Highlights
Q2 2014 Adjusted EBITDA
$      29M
Price & Mix
(3)
Volume
5
Manufacturing & Input Costs
8
SG&A
(7)
Q2 2015 Adjusted EBITDA
$      32M

•
Despite improvements in mix sales declined driven
primarily by lower volumes
•
Volume declines were caused by market share shifts
as a result of prior year price and mix optimization
actions, inventory adjustments at home centers, and
engineered wood product availability challenges
•
Driven by unfavorable price, despite mix improvement
•
Due to engineered wood product availability challenges
and share loss at opening price points
•
Reflects the benefit of favorable input costs
Wood Second Quarter Results
Favorable input costs and manufacturing productivity drive margin improvement
$128
$140
Q2 2015
Q2 2014
Net Sales
Americas
$128
$140
Key Highlights
Q2 2014 Adjusted EBITDA
$      8M
Price & Mix
(1)
Volume
(4)
Manufacturing & Input Costs
11
SG&A
(1)
D&A/Other
(2)
Q2 2015 Adjusted EBITDA
$      11M

10 $3 $17 $3 $104 $0 $20 $40 $60 $80 $100 $120 $140 2014 Price/Mix Volume Input Costs Mfg Cost SG&A WAVE Change in D&A 2015 ($1) $112 ($1) ($8) EBITDA Bridge – Second Quarter 2015 vs. Prior Year ($5)

11 $7 $33 $32 $0 $77 $9 $0 $20 $40 $60 $80 $100 2014 Cash Earnings Working Capital Capex Interest Expense WAVE Dividends Other 2015 ($3) ($1) Free Cash Flow – Second Quarter 2015 vs. Prior Year

Key Metrics –
1
st
Half 2015
(1)
As
reported
Net
Sales:
$1,184
million
in
2015
and
$1,249
million
in
2014
(2)
As reported Operating Income: $99 million in 2015 and $117 million in 2014
(3)
As reported EPS: $0.60 in 2015 and $0.80 in 2014
(4)
Unadjusted
2015
2014
Variance
Net Sales
(1)
$1,214
$1,236
(1.8%)
Operating Income
(2)
128
128
(0.1%)
% of Sales
10.5%
10.4%
10 bps
EBITDA
186
187
(0.3%)
% of Sales
15.4%
15.1%
30 bps
Earnings Per Share
(3)
$1.18
$1.10
7.9%
Free Cash Flow
35
(45)
Favorable

(4)
(3)
1
5
1%
(10%)
1%
(15%)
(10%)
(5%)
0%
5%
10%
(15)
(10)
(5)
-
5
10
Resilient Flooring
Wood Flooring
Building Products
Corporate
EBITDA Change (Left-hand scale)
% Change in Sales (Right-hand scale)
1H Sales and EBITDA by Segment – 2015 vs. Prior Year

14 $187 $100 $120 $140 $160 $180 $200 $220 2014 Price/Mix Volume Input Costs Mfg Cost SG&A WAVE Change in D&A 2015 $15 $186 ($3) ($11) EBITDA Bridge – 1H 2015 vs. Prior Year ($21) $14 $5 $0

($20)
$42
$47
$1
($4)
$14
$35
($45)
($80)
($60)
($40)
($20)
$0
$20
$40
$60
2014
Cash
Earnings
Working
Capital
Capex
Interest
Expense
WAVE
Dividends
Other
2015
Free
Cash
Flow
–
1H
2015
vs.
Prior
Year

2015 Estimate Range
(1)
2014
(2)
Variance
Net Sales
(3)
2,400
to
2,500
2,515
(5%)
to
(1%)
Operating Income
(4)
235
to
265
271
(13%)
to
(2%)
EBITDA
355
to
385
389
(9%)
to
(1%)
Earnings Per Share
(5)
$2.05
to
$2.35
$2.38
(14%)
to
(1%)
Key Metrics –
Guidance 2015
(1)
Guidance is presented using 2015 budgeted foreign exchange rates
(2)
2014 results are presented using 2015 budgeted foreign exchange rates
(3)
2015 and 2014 net sales include the impact of foreign exchange
(4)
As reported Operating Income: $180 - $210 million in 2015 and $239 million 2014
(5)
As reported earnings per share: $1.10 - $1.35 in 2015 and $1.83 in 2014

2015 Financial Outlook
Sales
(1)
$1,220-$1,270 million; EBITDA $335-$355 million
Sales
(1)
$1,180-$1,230 million; EBITDA $85-$100 million
EBITDA ($65) –
($70)
$35 -
$45 million; Adjusted long-term ETR of ~39%
(2)
$145  -
$165 million
Non-cash:
$25 million US pension expense
Cash:
$20 -
$40 million transaction costs
ABP Segment*
AFP
Segment*
Cash Taxes/ETR
Capital Spending*
Exclusions from  EBITDA
(1)
Net sales include foreign exchange impact
(2)
As reported ETR of 53% for 2015
* Changed from April Outlook
Corporate Segment

18 Appendix

1H 2015 vs. PY–
Adjusted EBITDA to Reported Net Income
2015
2014
V
EBITDA–
Adjusted
$186
$187
($1)
Depreciation and Amortization
(58)
(59)
1
Operating
Income
–
Adjusted
$128
$128
$ -
Non-cash Impact of U.S. Pension
13
-
13
Separation Expenses
9
-
9
Multilayered Wood Flooring Duty
4
-
4
Cost Reduction Initiatives
(1)
7
(8)
Impairment
-
1
(1)
Foreign Exchange Movements
4
3
1
Operating
Income
–
As
Reported
$99
$117
($18)
Interest/Other (Expense)
(20)
(28)
8
EBT
$79
$89
($10)
Tax (Expense)
(45)
(44)
(1)
Net Income
$34
$45
($11)

Consolidated Results
Second Quarter
2015
Reported
Comparability
(1)
Adjustments
FX
(2)
Adj
2015
Adjusted
2014
Reported
Comparability
(1)
Adjustments
FX
(2)
Adj
2014
Adjusted
Net Sales
633
-
16
649
659
-
(7)
652
Operating
Income
63
15
4
82
64
8
1
73
EPS
$0.53
$0.23
$0.05
$0.81
$0.48
$0.17
$0.01
$0.66
YTD
2015
Reported
Comparability
(1)
Adjustments
FX
(2)
Adj
2015
Adjusted
2014
Reported
Comparability
(1)
Adjustments
FX
(2)
Adj
2014
Adjusted
Net Sales
1,184
-
30
1,214
1,249
-
(13)
1,236
Operating
Income
99
25
4
128
117
8
3
128
EPS
$0.60
$0.53
$0.05
$1.18
$0.80
$0.26
$0.04
$1.10
(1)
See earnings press release and 10-Q for additional detail on comparability adjustments
(2)
Eliminates impact of foreign exchange movements

Segment Operating Income (Loss)
Second Quarter
2015
Reported
Comparability
(1)
Adjustments
2015
Adjusted
2014
Reported
Comparability
(1)
Adjustments
2014
Adjusted
Building Products
64
-
64
65
1
66
Resilient Flooring
23
2
25
21
2
23
Wood Flooring
(2)
3
5
8
(3)
6
3
Unallocated Corporate
(Expense) Income
(27)
12
(15)
(19)
-
(19)
YTD
2015
Reported
Comparability
(1)
Adjustments
2015
Adjusted
2014
Reported
Comparability
(1)
Adjustments
2014
Adjusted
Building Products
124
-
124
123
2
125
Resilient Flooring
29
1
30
31
2
33
Wood Flooring
(2)
1
6
7
2
6
8
Unallocated Corporate
(Expense) Income
(55)
22
(33)
(39)
1
(38)
(1)
Eliminates impact of foreign exchange movements and non-recurring items; see earnings press release and 10-Q for additional detail.
(2)
Includes a $4 million charge recorded in the second quarter of 2015 resulting from new duty rates assigned by the U.S. Department of Commerce on multilayered wood importers and a $1 million gain recorded in the second quarter of 2014 related to a refund of previously paid duties on imports of engineered wood flooring.

Cash Flow
Second Quarter
YTD
($ millions)
2015
2014
2015
2014
Net cash from operations
$93
$55
$59
$22
Net cash (used for) investing
(16)
(46)
(24)
(68)
Add back (subtract) adjustments to reconcile to
free cash flow
Other
-
-
-
1
Free Cash Flow
$77
$9
$35
($45)
Cash flow includes cash flows attributable to the European flooring business